UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 6, 2018

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19731	94-3047598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA

(Address of principal executive offices)

94404

(Zip Code)

(650) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02                   Departure of Directors or Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensation Arrangements of Certain Officers

As previously announced by Gilead Sciences, Inc. (“Gilead”) on July 25, 2018, John F. Milligan, Ph.D., has agreed to step down as Gilead’s President and Chief Executive Officer and will resign from Gilead’s Board of Directors on December 31, 2018 or, if earlier, when his successor is named and commences in the role.  Dr. Milligan has agreed to continue to serve through such date, and thereafter will remain an employee to assist in transitional matters through February 28, 2019.

In connection with Dr. Milligan’s transition and separation, on August 6, 2018, Gilead and Dr. Milligan entered into a Separation Agreement and Release (the “Separation Agreement”).  Pursuant to the Separation Agreement, Gilead has agreed that Dr. Milligan’s 2018 bonus will be paid based on actual corporate performance.  Subject to his provision of transition services through February 28, 2019, Dr. Milligan will be paid a 2019 bonus of $1.5 million and, in addition to the treatment to which Dr. Milligan is entitled as a retirement-eligible employee under Gilead’s equity award agreements, Gilead will provide for accelerated vesting of Dr. Milligan’s unvested stock options and will waive the continuous service condition on his outstanding performance share awards to provide for full (instead of pro-rated) settlement based on actual performance over the applicable performance periods.  Subject to his execution and non-revocation of a release of claims as provided for under Gilead’s Severance Plan, Dr. Milligan also will be paid an amount equal to two times his salary plus average annual bonus over the past three years, together with a payment intended to partially offset costs of health care continuation for two years and outplacement services through a Gilead-contracted provider for one year.  The Separation Agreement includes certain confidentiality, non-disclosure, non-solicitation, and non-disparagement obligations, and provides for a release of claims and reimbursement of certain expenses by Gilead.  The foregoing description is qualified by reference to the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01            Financial Statements and Exhibits

(d)              Exhibits

Exhibit Number	Description

10.1	Separation Agreement and Release dated August 6, 2018 between Gilead Sciences, Inc. and John F. Milligan, Ph.D.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)

/s/ Brett A. Pletcher
Brett A. Pletcher
EVP, General Counsel and Corporate Secretary

Date: August 7, 2018